UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 August 7, 2000
                Date of Report: (Date of earliest event reported)



                     Computer Associates International, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        1-9247                  13-2857434
(State or Other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



One Computer Associates Plaza, Islandia, New York                       11749
    (Address of Principal Executive Offices)                         (Zip Code)


                                 (631) 342-5224
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On August 7, 2000, Computer Associates International, Inc. (the "Company") reported a management realignment as well as a strategy to unlock shareholder value through the spinoff of technology that would thrive and flourish on an independent basis while allowing CA's core business to continue to grow.

     As part of the management realignment, Sanjay Kumar, the Company's current President and Chief Operating Officer, has been named President and Chief
Executive Officer. Charles B. Wang, CA's founder and most recently Chief Executive Officer, will continue as Chairman.

     As an initial step in the startegy to unlock shareholder value, the Company announced the formation of iCan-ASP, Inc. ("iCan-ASP"). iCan-ASP will operate as a wholly owned subsidiary. The Company is retaining the investment banking services of Credit Suisse First Boston and Morgan Stanley Dean Witter to advise on this strategy.

     Statements in this Item 5 contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the risks of potential litigation arising from the year 2000 date change for computer programs; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; increasing dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the client/server and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; and other risks described in filings with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.

         (a)      Not applicable
         (b)      Not applicable.
         (c)      Exhibits.

                           99.1     Press Release dated August 7, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Computer Associates International, Inc.


Dated:   August 8, 2000              By: /s/ Ira Zar
                                         ---------------
                                         Ira Zar
                                         Executive Vice President and Chief
                                         Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Exhibit
-----------                -------
  99.1                     Press Release dated August 7, 2000.